UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03—AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

As disclosed in Item 5.07 below, at the 2025 annual meeting of stockholders ("Annual Meeting") of Crown Castle Inc. ("Company"), the Company's stockholders approved the proposals to amend and restate the Company's Restated Certificate of Incorporation ("Charter") to eliminate (1) all supermajority voting requirements and (2) certain unnecessary or outdated provisions set forth therein (collectively, "Charter Amendments"). The Company's Board of Directors previously approved the Charter Amendments, subject to stockholder approval. The Charter Amendments became effective upon the filing of the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware on May 21, 2025. The foregoing is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation of the Company, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting held on May 21, 2025, the Company's stockholders (1) elected each of the nine nominees for director, to serve until the Company's next Annual Meeting and until their respective successors are duly elected and qualified, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal year 2025, (3) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as described in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2025 for the Annual Meeting, (4) approved an amendment and restatement of the Company's Charter to eliminate supermajority vote requirements, and (5) approved an amendment and restatement of the Company's Charter to eliminate unnecessary and outdated provisions. The final voting results for each proposal submitted to a vote are set forth below:

1) Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
P. Robert Bartolo	363,028,343	10,100,248	156,509	17,797,421
Jason Genrich	371,934,019	1,160,802	190,279	17,797,421
Andrea J. Goldsmith	371,829,872	1,273,595	181,633	17,797,421
Tammy K. Jones	367,094,408	6,035,228	155,464	17,797,421
Kevin T. Kabat	361,163,278	11,901,057	220,765	17,797,421
Anthony J. Melone	363,002,068	10,123,936	159,096	17,797,421
Katherine Motlagh	372,130,399	997,126	157,575	17,797,421
Kevin A. Stephens	371,773,232	1,307,886	203,982	17,797,421
Matthew Thornton, III	363,653,138	9,451,930	180,032	17,797,421

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal year 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
387,558,166	3,383,304	141,051	0

3) The non-binding, advisory vote to approve the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
346,381,062	26,151,894	752,144	17,797,421

4) An amendment and restatement of the Company's Charter to eliminate supermajority vote requirements:

Votes For	Votes Against	Abstentions	Broker Non-Votes
371,681,605	1,356,768	246,727	17,797,421

5) An amendment and restatement of the Company's Charter to eliminate unnecessary and outdated provisions:

Votes For	Votes Against	Abstentions	Broker Non-Votes
372,656,670	451,582	176,848	17,797,421

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
3.1*	Amended and Restated Certificate of Incorporation of Crown Castle Inc., effective May 21, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: May 21, 2025